UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026

Assembly Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35005	20-8729264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Tower Place, 7th Floor, South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 509-4583

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ASMB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment No. 3 to Amended and Restated 2018 Stock Incentive Plan

At the Assembly Biosciences, Inc. (the "Company") Annual Meeting of Stockholders held on June 4, 2026, (the "Annual Meeting"), the Company's stockholders approved Amendment No. 3 ("Amendment No. 3") to the Assembly Biosciences, Inc. Amended and Restated 2018 Stock Incentive Plan (the "2018 Plan") to increase the number of shares reserved for issuance thereunder from 1,478,333 to 2,678,333. A copy of Amendment No. 3 is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

A summary of the material terms of the 2018 Plan, as amended by Amendment No. 3, is set forth as a part of Proposal 4 in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 22, 2026 (the "Proxy Statement") and is incorporated by reference herein. That summary is qualified in its entirety by reference to the full text of the 2018 Plan, incorporating Amendment No. 3, as set forth as Appendix B of the Proxy Statement, which is also incorporated by reference herein.

Amendment No. 2 to Second Amended and Restated 2018 Employee Stock Purchase Plan

At the Annual Meeting on June 4, 2026, the Company's stockholders approved Amendment No. 2 ("ESPP Amendment No. 2") to the Assembly Biosciences, Inc. Second Amended and Restated Employee Stock Purchase Plan (the "ESPP") to increase the number of shares reserved thereunder from 225,000 shares to 515,000 shares. A copy of ESPP Amendment No. 2 is attached herein as Exhibit 10.2 and is incorporated by reference herein.

A summary of the material terms and conditions of the ESPP, as amended by ESPP Amendment No. 2, is set forth as a part of Proposal 5 in the Proxy Statement and is incorporated herein by reference. That summary is qualified in its entirety by reference to the full text of the ESPP, incorporating ESPP Amendment No. 2, as set forth as Appendix D of the Proxy Statement, which is also incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 4, 2026, the matters listed below were submitted to a vote of the Company's stockholders at the Annual Meeting through the solicitation of proxies. Detailed descriptions of each of the proposals are included in the Proxy Statement.

1. The stockholders elected of the following to serve on the Company's Board of Directors until the Company's 2027 annual meeting of stockholders and until their successors are duly elected and qualified: Anthony E. Altig; Tomas Cihlar, Ph.D.; Gina Consylman; Robert D. Cook II; Sir Michael Houghton, Ph.D.; Lisa R. Johnson-Pratt, M.D.; Susan Mahony, Ph.D.; John G. McHutchison, A.O., M.D.; and Jason A. Okazaki.

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Anthony E. Altig	11,300,212	16,008	621	1,069,023
Tomas Cihlar, Ph.D.	11,300,997	15,204	640	1,069,023
Gina Consylman	11,311,916	4,222	703	1,069,023
Robert D. Cook II	11,301,190	15,185	466	1,069,023
Sir Michael Houghton, Ph.D.	11,312,521	3,933	387	1,069,023
Lisa R. Johnson-Pratt, M.D.	11,296,644	3,662	16,535	1,069,023
Susan Mahony, Ph.D.	11,311,952	4,185	704	1,069,023
John G. McHutchison, A.O., M.D.	11,274,020	15,738	27,083	1,069,023
Jason A. Okazaki	11,310,730	5,729	382	1,069,023

2. The stockholders approved, on a non-binding advisory basis, the Company's named executive officers' compensation disclosed in the Proxy Statement.

Votes For	Votes Against	Abstain	Broker Non-Votes
11,293,061	5,401	18,379	1,069,023

3. The stockholders ratified the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstain	Broker Non-Votes
12,382,746	2,943	175	—

4. The stockholders approved Amendment No. 3 to the 2018 Plan to increase the number of shares reserved for issuance under the 2018 Plan by 1,200,000 shares.

Votes For	Votes Against	Abstain	Broker Non-Votes
11,290,805	24,242	1,794	1,069,023

5. The stockholders approved the ESPP Amendment No. 2 to increase the number of shares reserved under the ESPP to 515,000 shares.

Votes For	Votes Against	Abstain	Broker Non-Votes
11,305,253	9,343	2,245	1,069,023

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment No. 3 to Assembly Biosciences, Inc. Amended and Restated 2018 Stock Incentive Plan.
10.2	Amendment No. 2 to Assembly Biosciences, Inc. Second Amended and Restated 2018 Employee Stock Purchase Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Assembly Biosciences, Inc.

Date: June 5, 2026	By:	/s/ John O. Gunderson
John O. Gunderson
VP, General Counsel and Corporate Secretary